PROSPECTUS

7,500,000 Shares Defined Strategy Fund Inc. Common Stock $20.00 per Share

Defined Strategy Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund has an interval fund structure, pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares.

The Fund’s investment objective is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial AverageSM (“DJIA”) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading) (the “Determination Date”). The Fund pursues its investment objective by investing substantially all of its net assets in the ten highest dividend-yielding stocks in the DJIASM (the “Stocks”) as of the Determination Date in approximately equal dollar amounts. In addition, in seeking to enhance its returns, the Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities other than the Stocks (the “Other Stocks”) and will use the sale proceeds of the forward contracts (and a relatively small portion of the funds raised in the initial offering of Fund shares) to purchase the Other Stocks (together, the “Additional Transactions”). There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated.

This Prospectus relates to the offering of securities of the Fund, which the Fund intends to apply for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “DSF”. Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations” on page 14 of this Prospectus.

	Per Share	Total (3)
Public offering price	$20.00	$150,000,000
Sales load (1)	$.90	$6,750,000
Proceeds, before expenses, to the Fund (2)	$19.10	$143,250,000
(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page 41 of this Prospectus.
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $300,000.
(3)	The underwriters have an option to purchase up to an additional 1,125,000 shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, and estimated offering expenses and proceeds, before expenses, to the Fund will be $172,500,000, $7,762,500, $345,000, and $164,737,500, respectively. See “Underwriting” on page 41 of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This Prospectus provides information that you should know about the Fund before investing. Please read this Prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this Prospectus.

The Shares will be ready for delivery on or about December 28, 2004.

Merrill Lynch & Co.	Nuveen Investments, LLC

Advest, Inc.	Ferris, Baker Watts Incorporated	KeyBanc Capital Markets

Legg Mason Wood Walker	RBC Capital Markets	Stifel, Nicolaus & Company
Incorporated		Incorporated

The date of this Prospectus is December 22, 2004.

“Dow Jones Industrial AverageSM”, “DJIASM”, “Dow 30SM”, “Dow IndustrialsSM” and “The DowSM” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. Defined Strategy Fund Inc. is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this Prospectus relating to Defined Strategy Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

Defined Strategy Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page 22 of this Prospectus for more information about the interval fund structure. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s expected termination date is on or about February 15, 2010. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company.

The Offering

The Fund is offering 7,500,000 shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional 1,125,000 shares of the Fund within 45 days of the date of this Prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial AverageSM (“DJIA”) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading) (the “Determination Date”). There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its net assets in the ten highest dividend-yielding stocks in the DJIASM (the “Stocks”) as of the Determination Date in approximately equal dollar amounts. The Fund intends to rebalance its portfolio of

Stocks on approximately an annual basis to reflect the then current ten highest dividend-yielding stocks in the DJIASM as of the most recent Determination Date. The Fund’s investment in the Stocks will be managed in a “passive” management style. Namely, the Fund will acquire the Stocks following each Determination Date and will not subsequently engage in transactions in the Stocks on account of adverse market events or to attempt to reduce losses.

In addition, in seeking to enhance its returns, the Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities other than the Stocks (the “Other Stocks”) and will use the sale proceeds of the forward contracts (and a relatively small portion of the funds raised in the initial offering of Fund shares) to purchase those same Other Stocks (together, the “Additional Transactions”). The Fund will enter into new Additional Transactions each year (on Other Stocks different from those held by the Fund during the previous year) at approximately the same time as the Fund rebalances its portfolio of Stocks. The Other Stocks will be selected by the Fund’s subadviser (the “Subadviser”) in its discretion utilizing a proprietary stock selection process.

The forward contracts will provide for delivery by the Fund of a variable number of shares of Other Stocks depending on the market price of the Other Stocks on the settlement date. The intended net economic effect of the Additional Transactions is to permit the Fund to potentially benefit from any positive performance return on an Other Stock only if the Other Stock appreciates above the applicable price reflected in the variable prepaid forward contract, and then only up to a maximum price that is also reflected in the contract. If the Other Stocks do not appreciate sufficiently, the Additional Transactions will not enhance the Fund’s return and may not generate sufficient returns to cover their cost. As a result, the overall performance of the Fund, which will principally derive from the performance of the Stocks, may be affected by the performance of the Additional Transactions. The Fund may terminate these Additional Transactions (and, at the Subadviser’s discretion, enter into new Transactions) before maturity if the Subadviser determines it would be in the best interests of the Fund. See “Investment Strategy — The Other Stocks and the Additional Transactions” on page 12 of this Prospectus. The Other Stocks may serve as collateral for the Fund’s obligation under the forward contracts.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages 11 and 21 of this Prospectus, respectively, for more information about the Fund’s investment strategy.

Summary of Risks	General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its Additional Transactions as anticipated.

Equity Securities. The value of the Stocks and Other Stocks purchased and sold by the Fund will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the Stocks or Other Stocks is declining, the value of the Fund’s shares may be expected to decrease.

Strategy Risk.    The Fund will employ a buy and hold strategy for the Stocks over the course of each year, which generally proscribes active management of the Fund’s investments. The Fund will not engage in temporary defensive positions with respect to the Stocks to hedge against adverse market conditions. The Fund’s investment adviser (the “Adviser”) and Subadviser anticipate that the Stocks held by the Fund will remain the same throughout the course of each annual period until the portfolio is rebalanced as of the next Determination Date, despite any adverse or positive developments concerning a particular Stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in the Fund’s portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a Stock is automatically exchanged for a stock of another company, the Fund will hold the newly acquired stock until such time as the Fund rebalances its portfolio. Because the Fund will annually rebalance its portfolio solely according to the investment criteria set out above, the Fund may sell stocks without regard to their performance. In addition, because as of each rebalancing date the Fund will invest equal dollar amounts in each Stock, the Fund may be required to sell certain of its better performing Stocks and replace them with Stocks that do not have similar historical price performance.

Tracking Error.    The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of the Stocks, such as, among others, the costs of managing the Fund and the transaction costs associated with purchasing or selling the Stocks and Other Stocks and entering into the Additional Transactions. In addition, the Additional Transactions may fail to increase the Fund’s return, and may, in some instances, cause the Fund to realize a loss. Furthermore, to maintain its status as a diversified fund under the Investment Company Act, at the time the Fund delivers the Other Stocks under the prepaid forward contracts, the Fund may be required to sell certain holdings of Stocks and to temporarily hold assets in Short-Term Investments (as defined below) if it does not concurrently enter into new Additional Transactions (as it expects to do). As a result, the Fund’s performance may be lower than the actual aggregate performance of a portfolio consisting solely of the Stocks.

Forward Contracts.    The Fund’s investment strategy involves the sale of variable prepaid forward contracts and the purchase of the Other Stocks with the sale proceeds (and a relatively small portion of the funds raised in the initial offering of Fund shares). The Fund will attempt to structure its forward contracts so that it will benefit from a portion of an increase in the value of the Other Stocks, if any, under certain circumstances, while strictly limiting the risk of loss if the investment in Other Stocks decreases in value. The forward contracts will be prepaid by the counterparties to those transactions and, as a result, the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the forward contracts. The main risk from the Additional Transactions is that the Other Stocks may not increase in value or that their increase in value may not be sufficient to offset the costs of entering into the Additional Transactions, and, as a result, the Fund will not be able to generate incremental investment performance to enhance the return on its portfolio of Stocks. See “Risk Factors and Special Considerations — Principal Risks — Forward Contracts” on page 15 of this Prospectus.

Return Concentration Risk.    While the Fund will be diversified for both federal income tax and Investment Company Act purposes, the Fund’s return will be principally derived from the Stocks. As a result, the Fund generally will have a greater net exposure to fewer securities than other diversified funds. Consequently, the Fund may be subject to greater risk and volatility than if it were exposed to a broader range of issuers or than if the Fund had a greater economic exposure to the return of the Other Stocks.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the New York Stock Exchange (“NYSE”), and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund’s returns. See “Risk Factors and Special Considerations — Principal Risks — Annual Repurchases of Securities” on page 15 of this Prospectus.

No Operating History. The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page 14 of this Prospectus.

Listing of Shares	The Fund intends to apply for listing on the NYSE under the ticker symbol “DSF” and will be required to meet the NYSE’s initial and continued listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the Subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 0.82% of the Fund’s average daily net assets (the “Management Fee”). In addition, the Adviser will compensate the Subadviser. The Adviser is newly formed and has a limited operating history.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Institutional Advisory Corp. (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of 0.35% of the Fund’s average daily net assets.

The Subadviser is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had $107 billion of assets under management as of September 30, 2004. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (109) and the amount of fund assets under management (approximately $49 billion) as of September 30, 2004.

To improve operational efficiencies, Nuveen Investments, Inc. is preparing to merge the Subadviser into another of Nuveen

Investments, Inc.’s management subsidiaries, Nuveen Asset Management Inc. Nuveen Investments, Inc. expects the transaction to be completed by the end of 2004. As a result of the merger, Nuveen Asset Management Inc. will become the successor subadviser to the Fund. Nuveen Asset Management Inc., a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The merger will not result in any changes to the Fund’s portfolio management personnel or activities and will not reduce the quality of the services provided to the Fund by the Subadviser.

Distributions

The Fund intends to distribute any net investment income earned by the Fund on a quarterly basis. In addition, the Fund will distribute net realized capital gains, if any, at least annually. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages 33 and 34, respectively, of this Prospectus.

Tax Aspects

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, to its stockholders at least annually. Distributions generally will be taxable to the stockholders as qualified dividend income to the extent attributable to dividends on the Stocks. Distributions in respect of dividends, if any, on the Other Stocks will not constitute qualified dividend income. Distributions in respect of gain from the prepaid forward contracts will constitute ordinary income distributions (and not capital gains dividends).

Please refer to the “U.S. Federal Income Tax Considerations” section on page 31 of this Prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisor on any potential state or local income tax effects of an investment in the Fund.

Anti-takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” on page 43 of this Prospectus.

Automatic Dividend Reinvestment Plan	Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan” on page 34 of this Prospectus.

Conflicts of Interest

The investment activities of the Advisers and their affiliates for their own accounts and other accounts or funds they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, MLPFS and their affiliates have established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its affiliates or clients may conflict with those of the Fund and its stockholders. See “Conflicts of Interest” on page 35 of this Prospectus.

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	none
Repurchase Fee	2.00%(2)

Annual Fund Expenses (as a percentage of net assets attributable to common shares):

Management Fee(3)	0.82%
Other Expenses(4)	0.21%

Total Annual Expenses	1.03%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $0.04 per share (0.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $0.04 per share of common stock (0.20% of the offering price). In determining the offering costs to be paid by the Adviser, the sales load is excluded, but the $0.00667 per share partial reimbursement of expenses to the underwriters is included. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	The Fund may deduct from the repurchase proceeds a repurchase fee, not to exceed 2% of the proceeds, that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.
(3)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser as well as intends to provide a portion of this fee to MLPFS and other of its affiliates. See the “Investment Advisory and Management Arrangements” and “Underwriting” sections on pages 27 and 41, respectively, of this Prospectus.
(4)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment, assuming total annual expenses of 1.03%) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years*
$57	$78	$101	$167

*	The Fund’s expected termination date is on or about February 15, 2010, and accordingly, it is not expected to be in existence for ten years.

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 7,500,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

Defined Strategy Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. See “Annual Repurchases of Securities” on page 22 of this Prospectus. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s expected termination date is on or about February 15, 2010. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion. The Fund expects to commence its investment operations on or after December 28, 2004. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

The Dow Jones Industrial AverageSM (“DJIA”) is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, the Adviser or the Subadviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of the Stocks and has not approved any information included in this Prospectus related to the Stocks or the issuance of shares of the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the stockholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones’ only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones. Dow Jones has no obligation to take the needs of the Fund or the stockholders of the Fund into consideration in determining, composing or calculating the DJIASM. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Dow Jones does not guarantee the accuracy and/or the completeness of the DJIASM or any data included therein and Dow Jones shall have no liability for any errors, omissions or interruptions therein. Dow Jones makes no warranty, express or implied, as to results to be obtained by the Fund, stockholders of the Fund or any other person or entity from the use of the DJIASM or any data included therein. Dow Jones makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the DJIASM or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special or consequential damages or losses, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and the Fund.

THE OFFERING

The Fund is offering 7,500,000 shares of its common stock at an initial offering price of $20.00 per share, which price includes an underwriting discount of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional 1,125,000 shares of the Fund within 45 days of the date of this Prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $142,950,000 (or approximately $164,392,500 assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $300,000 and the deduction of the underwriting discount. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take approximately one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the DJIASM as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading) (the “Determination Date”). There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund pursues its investment objective by investing substantially all of its net assets in the ten highest dividend-yielding stocks in the DJIASM (the “Stocks”) as of the Determination Date in approximately equal dollar amounts. The Fund intends to rebalance its portfolio of Stocks on approximately an annual basis to reflect the then current ten highest dividend-yielding stocks in the DJIASM as of the most recent Determination Date. The Fund’s investment in the Stocks will be managed in a “passive” management style. Namely, the Fund will acquire the Stocks following each Determination Date and will not subsequently engage in transactions in the Stocks on account of adverse market events or to attempt to reduce losses. See “—The Stocks” below.

In addition, in seeking to enhance its returns, the Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities other than the Stocks (the “Other Stocks”) and will use the sale proceeds of the forward contracts (and a relatively small portion of the funds raised in the initial offering of Fund shares) to purchase those same Other Stocks (together, the Additional Transactions”). The Fund will enter into new Additional Transactions each year (on Other Stocks different from those held by the Fund during the previous year) at approximately the same time as the Fund rebalances its portfolio of Stocks. The Other Stocks may serve as collateral for the Fund’s obligation under the forward contracts. See “—The Other Stocks and the Additional Transactions” on page 12 of this Prospectus.

The Stocks

The Fund intends to purchase the common stock of each company comprising the Stocks as of the applicable Determination Date in approximately equal dollar amounts. The Fund intends to rebalance its portfolio approximately annually by selling any Stock the Fund holds that is no longer one of the ten highest-yielding stocks in the DJIASM and replacing it with a stock that meets the Fund’s investment criteria. The DJIASM is an unmanaged index of common stocks selected by the editors of The Wall Street Journal as representative of

American industry in general. The DJIASM consists of companies that are highly capitalized in their respective industries. As of the most recent Determination Date, the following stocks made up the DJIASM, and the ten highest dividend-yielding stocks are denoted with an *. There can be no assurance that the stocks that are indicated in the following list as the ten highest dividend-yielding stocks will be the same as those at any other Determination Date.

Alcoa Inc.

American International Group Inc.

American Express Co.

Boeing Co.

Citigroup Inc.*

Caterpillar Inc.

EI Du Pont de Nemours & Co.*

Walt Disney Co.

General Electric Co.*

General Motors Corp.*

Home Depot Inc.

Honeywell International Inc.

Hewlett-Packard Co.

International Business Machines Corp.

Intel Corp.

Johnson & Johnson

JPMorgan Chase & Co.*

The Coca-Cola Company

McDonald’s Corp.

3M Co.

Altria Group Inc.*

Merck & Co., Inc.*

Microsoft Corp.

Pfizer Inc.

Procter & Gamble Co.

SBC Communications Inc.*

United Technologies Corp.

Verizon Communications Inc.*

Wal-Mart Stores Inc.

Exxon Mobil Corp.*

To obtain the dividend yield for each stock listed in the DJIASM, the Subadviser relies on its own or independent research calculated as of the Determination Date. The yield calculated is historical and there is no assurance that any dividends will be declared or paid in the future on the Stocks held by the Fund. As a higher dividend yield is a function of a lower stock price, professionals in the investment industry often consider stocks with a relatively high dividend yield to be out of favor.

The Fund will choose the Stocks for its portfolio in the objective manner set out above, relying solely on the dividend yield and the stock’s inclusion in the DJIASM and will not take into account any other factors.

The Other Stocks and the Additional Transactions

The Other Stocks that will be the subject of the Additional Transactions will be selected by the Subadviser in its discretion utilizing a proprietary screening process that attempts to build a portfolio of non-dividend paying stocks that have solid financial fundamentals and sufficient liquidity to allow for execution of both the initial purchase of the Other Stocks and their concurrent sale pursuant to the prepaid forward contracts.

In building this portfolio, the Subadviser begins by utilizing a stock selection process to rank eligible equity securities. The factors employed by this stock selection process include, among others:

•	a focus on non-dividend paying stocks;

•	the degree of liquidity of the stock;

•	the volume of options traded on the stock;

•	whether the stock is listed on a U.S. securities exchange; and

•	stocks with a market capitalization of over $1 billion and a share price of at least $5.

After utilizing this initial screening process, the Subadviser will separate the universe of stocks generated by the primary screening process into groups based on their economic sector classification. (Economic sector groupings are based upon the S&P 500 groups of energy, materials, industrials, consumer discretionary, consumer staples, health care, financials, information technology, telecommunications and utilities. The S&P 500 sector groups are aggregated from Standard & Poor’s classification of 62 separate industries.) The Subadviser will then apply various fundamental criteria to each group of stocks. These criteria may include, among others, a stock’s price-to- earnings ratio, price-to-book ratio, return on equity, debt-to-equity ratio and a minimum credit rating. These criteria will be used in order to rank the stocks in each representative industry group. The Fund is not required to hold a stock or stocks in each industry group and may choose not to do so. After ranking the stocks, the final process of selecting the Other Stocks employed by the Subadviser attempts to balance the desire for industry diversification, positive fundamentals and advantageous market liquidity. The final number of Other Stocks chosen will generally range between 11 and 20 stocks, depending upon the size of the Fund.

As noted above, the Fund will enter into variable prepaid forward contracts with terms of approximately one year pursuant to which the Fund will agree to sell the Other Stocks. The Fund may, however, terminate these Additional Transactions (and, at the Subadviser’s discretion, enter into new Additional Transactions) before maturity if the Subadviser determines it would be in the best interests of the Fund. A variable prepaid forward contract differs from a traditional prepaid forward contract because it enables its seller to retain a portion of the economic exposure to the underlying stock’s return. In a traditional prepaid forward contract, the seller agrees to deliver at maturity a fixed number of shares (or their cash equivalent) to the purchaser regardless of the performance of the stock. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock’s performance. When structuring its Additional Transactions, the Fund will retain economic exposure to a portion of the Other Stock’s upside to enable the Fund to seek to meet its investment objective. However, the Fund will potentially benefit from any positive performance return on an Other Stock only if the Other Stock appreciates above the applicable price reflected in the contract, and then only up to a maximum price that is also reflected in the contract. If the Other Stocks do not appreciate sufficiently, the Additional Transactions will not enhance the Fund’s return and may not generate sufficient returns to cover their cost.

As a result, the overall performance of the Fund, which will principally derive from the performance of the Stocks, may be affected by the performance of the Additional Transactions. At the time of settlement of the forward contracts (which will occur at approximately the same time that the portfolio of Stocks is rebalanced), either the Other Stocks will be liquidated and the obligation under the contracts will be paid by the Fund in cash, or the Other Stocks will be delivered to the counterparties to satisfy the obligations of the contracts. The Fund will enter into new Additional Transactions following settlement of the prior forward contracts each year (on Other Stocks different from those held by the Fund during the previous year) during the Fund’s term.

The Other Stocks may serve as collateral for the Fund’s obligation under the forward contracts. There is no assurance that the Additional Transactions will enhance the Fund’s return. See “Risk Factors and Special Considerations — Principal Risks — Forward Contracts” on page 15 of this Prospectus.

Temporary Defensive Positions

The Fund does not intend to depart from its investment strategy in respect of the Stocks in response to adverse market, economic or political conditions by engaging in transactions or strategies that would act as temporary defensive positions. See “Risk Factors and Special Considerations — Principal Risks — Strategy Risk” on page 15 of this Prospectus.

Short-Term Investments

The Fund may use any of its assets, including Short-Term Investments (as defined below), for management purposes, including paying fees and expenses of the Fund and meeting repurchase demands. Furthermore, to maintain its status as a diversified fund under the Investment Company Act, at the time the Fund delivers the Other Stocks under the prepaid forward contracts, the Fund may be required to sell certain holdings of Stocks and to temporarily hold assets in Short-Term Investments if it does not concurrently enter into new Additional Transactions (as it expects to do). Short-Term Investments are short-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes these Short-Term Investments, the Fund may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the Stocks or the Other Stocks is declining, the value of the Fund’s shares is expected to decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Equity Securities Risk.    The Stocks and Other Stocks are equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Strategy Risk.    The Fund will employ a buy and hold strategy for the Stocks over the course of each year, which generally proscribes active management of the Fund’s investments. The Fund will not engage in temporary defensive positions with respect to the Stocks to hedge against adverse market conditions. The Fund’s Adviser and Subadviser anticipate that the Stocks held by the Fund will remain the same throughout the course of each annual period until the portfolio is rebalanced following the next Determination Date, despite any adverse developments concerning a particular Stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in the Fund’s portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a Stock is automatically exchanged for a stock of another company, the Fund will hold the newly acquired stock until such time as the Fund rebalances its portfolio. Because the Fund will annually rebalance its portfolio solely according to the investment criteria set out above, the Fund may sell stocks without regard to their performance. In addition, because as of each rebalancing date the Fund will invest equal dollar amounts in each Stock, the Fund may be required to sell certain of its better performing Stocks and replace them with Stocks that do not have similar historical price performance.

Tracking Error.    The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of the Stocks, such as, among others, the costs of managing the Fund and the transaction costs associated with purchasing or selling the Stocks and Other Stocks and entering into the Additional Transactions. In addition, the Additional Transactions may fail to increase the Fund’s return and may, in some instances, cause the Fund to realize a loss. Furthermore, to maintain its status as a diversified fund under the Investment Company Act, at the time the Fund delivers the Other Stocks under the prepaid forward contracts, the Fund may be required to sell certain holdings of Stocks and to temporarily hold assets in Short-Term Investments if it does not concurrently enter into new Additional Transactions (as it expects to do). As a result, the Fund’s performance may be lower than the actual aggregate performance of a portfolio consisting solely of the Stocks. If the Stocks have very low positive performance for an annual period, the Fund may not provide positive returns even if the Stocks’ returns are positive, because of Fund expenses. When the value of the Stocks or the Other Stocks is declining, the value of the Fund’s shares is expected to decrease.

Forward Contracts.    The Fund’s investment strategy involves the sale of variable prepaid forward contracts and the purchase of the Other Stocks with the sale proceeds (and a relatively small portion of the funds raised in the initial offering of Fund shares). The Fund will attempt to structure its forward contracts so that it will benefit from a portion of an increase in the value of the Other Stocks, if any, under certain circumstances, while strictly limiting the risk of loss if the investment in Other Stocks decreases in value. The forward contracts will be prepaid by the counterparties to these transactions and as a result the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The main risk from the Additional Transactions is that the Other Stocks may not increase in value or that their increase in value may not be sufficient to offset the costs of entering into the Additional Transactions and, as a result, the Fund will not be able to generate incremental investment performance to enhance the return on its portfolio of Stocks.

Return Concentration Risk.    While the Fund will be diversified for both federal income tax and Investment Company Act purposes, the Fund’s return will be principally derived from the Stocks. As a result, the Fund generally will have a greater net exposure to fewer securities than other diversified funds. Consequently, the Fund may be subject to greater risk and volatility than if it were exposed to a broader range of issues or than if the Fund had a greater economic exposure to the return of the Other Stocks.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Annual Repurchases of Securities.    The Fund’s required annual repurchase offers are likely to continually decrease the overall size of the Fund which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the NYSE, and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

There are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for between 5% and 25% of the Fund’s outstanding common stock, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund may, in certain circumstances, liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund’s returns.

No Operating History.    The Fund is a newly organized, closed-end, diversified management investment company that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

Other Risks

General Risks Related to Derivatives.    In addition to forward contracts, the Fund may use other derivatives, such as, among others, options, futures and options on futures. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk, and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match or offset fully changes in the values of the underlying portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

Counterparties.    If the Fund enters into derivative transactions or other investments in which the Fund is owed any amounts by the counterparty that are not prepaid (i.e., derivative transactions other than the Additional Transactions, which are prepaid), the Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk by entering into transactions with counterparties that are rated Baa3 or better by Moody’s Investors Service, Inc. or BBB- or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Advisers to be of comparable credit quality. A description of ratings criteria is set out in Appendix A.

Trading Suspension Risk.    Major exchanges on which options and futures are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option or futures contract increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

Liquidity/Listing of Fund’s Shares.    Although the Fund intends to apply for listing on the New York Stock Exchange (“NYSE”), there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap agreements, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments written by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the- counter option’s agreements. The “cover” for an over-the-counter derivative instrument written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Subadviser pursuant to guidelines approved by the Board. The Subadviser takes into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Subadviser monitors the liquidity of restricted securities in the Fund’s portfolio and reports periodically on such decisions to the Board.

The Subadviser monitors the Fund’s overall holdings of illiquid securities. If the Fund’s holdings of illiquid securities exceed the applicable limitation on investments in illiquid securities under the rule that governs interval funds for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or stockholder redemptions), the Subadviser will consider what action would be in the best interests of the Fund and its stockholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. The Fund is not, however, required to dispose of illiquid securities under these circumstances.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Advisers deems it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Advisers deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Advisers. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisers will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Advisers to be in the Fund’s interest.

Leverage Risk.    The Fund may use leverage in order to meet annual repurchases or other management activities. The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets to finance additional investments. The use of leverage creates certain risks for the Fund’s stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s stockholders. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Advisers to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short-Term Investments.    The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses or to meet repurchase obligations) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objective.

Segregated Accounts.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including the purchase of securities on when-issued or delayed delivery basis, forward contracts or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities” on page 43 of this Prospectus.

The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page 43 of this Prospectus and the Fund’s charter and Bylaws.

*        *        *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this Prospectus at this time.

LISTING OF SHARES

The Fund intends to apply for listing on the NYSE under the ticker symbol “DSF” and will be required to meet the NYSE’s initial and continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund has adopted a fundamental policy for its interval fund structure. See “Annual Repurchases of Securities” on page 22 of this Prospectus. In addition, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities or other investments directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this Prospectus.

7.	Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that because the Fund takes a passive investment approach with respect to its principal strategy pursuant to which it invests substantially all of its net assets in the ten highest dividend-yielding stocks in the DJIASM in approximately equal dollar amounts, to the extent that two or more of the Stocks (collectively comprising 25% or more of the Fund’s total assets) are in the same industry, the Fund will invest more than 25% of its assets in the securities of issuers in that industry. As to the Other Stocks, the Fund will not invest more than 25% of its assets in the securities of issuers in any one industry, including after taking into account the industries to which the Stocks belong.

For purposes of the industry concentration policy referred to in investment restriction number 7 above, the term “industry” refers to the 62 separate industries that comprise the 10 S&P 500 economic sectors included in Standard & Poor’s Global Industry Classification Standard.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

1.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

2.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with the transactions, including without limitation the Additional Transactions, described under “Investment Strategy” on page 11 of this Prospectus.

3.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with forward contracts, financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” on page 38 of this Prospectus for more information.

ANNUAL REPURCHASES OF SECURITIES

General.    The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer on or about November 16, 2005, with a repurchase request deadline (as defined below) of December 7, 2005. The periodic interval between repurchase request deadlines will be approximately 12 months.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations — Sale or Exchange of Fund Shares” on page 32 of this Prospectus for certain tax consequences of a repurchase of shares of common stock by the Fund.

Fundamental Policy Regarding Annual Repurchase Offers.    The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer (“repurchase request deadline”) will be on approximately the anniversary of the prior year’s repurchase request deadline pursuant to a policy approved by the Board. The date on which the repurchase price for shares is to be determined (the “repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.

Annual Repurchase Offer Procedures.    The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the sum of the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices are set at a price equal to the net asset value per share of the Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the then current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares is distributed within one week after the repurchase pricing date. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

During repurchase offers, net asset value per share is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 pm, Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value” on page 37 of this Prospectus. Stockholders who wish to obtain the net asset value per share during this period should contact the Fund or their financial advisor.

DIRECTORS AND OFFICERS

The Directors of the Fund currently consist of three individuals, all of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). A fourth individual, who is an “interested person” of the Fund, has been elected as a Director effective as of January 1, 2005. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held two meetings.

Nominating Committee

Each non-interested Director is a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the

Nominating Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund nominations that include biographical information and set out the qualifications of the proposed nominee. Since the Fund has been incorporated, the Nominating Committee has not held any meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund are set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (collectively, “ML-affiliate advised funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships
Alan Batkin (60)	Director & Chairman of the Board	Since September 2004	Vice-Chairman, Kissinger Associates, Inc., a consulting firm (1990 to present).	2	Hasbro, Inc.; Overseas Shipholding Group, Inc.; Cantel Medical Corp.; and Diamond Offshore Drilling, Inc.
Paul Glasserman (42)	Director & Chairman of Audit Committee	Since September 2004	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	2	None
William Rainer (58)	Director & Chairman of Nominating Committee	Since September 2004	Chairman and Chief Executive Officer, OneChicago, LLC(3), a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission (1999-2001).	2	None

(1)	The address of each Director is 4 World Financial Center, 5th Floor, New York, NY 10080.
(2)	Each Director will serve until the next annual meeting and the election and qualification of his successor.
(3)	As noted above, Mr. Rainer served (until November 1, 2004) as Chairman and Chief Executive Officer of OneChicago, LLC (OneChicago), a designated contract market specializing in futures on individual stocks, narrow-based indexes and exchange traded funds. OneChicago is a joint venture of Chicago Board Options Exchange (CBOE), Chicago Mercantile Exchange Inc. (CME) and Chicago Board of Trade (CBOT). The current members of CBOE, CME and CBOT, which include Merrill Lynch and its affiliates, are automatically members of OneChicago and can trade through existing memberships and accounts. Merrill Lynch and its affiliates are expected to trade through OneChicago.

Certain biographical and other information relating to the individual who has been elected as a Director and who will be an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in ML-affiliate advised funds and public directorships held.

Biographical Information of the Interested Directors of the Fund

Name, Address and Age of Director	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships
Andrew J. Donohue (54) P.O. Box 9095, Princeton, New Jersey 08543-9095	Director	Mr. Donohue’s term of office will commence on January 1, 2005.	Global General Counsel, FAM and MLIM since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.	0	None

(1)	Each Director will serve until the next annual meeting and the election and qualification of his successor.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (38)	President	Since September 2004	IQ Investment Advisors, LLC, President; MLPFS, First Vice President, Head of Global Private Client Investment Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001-2003); MLPFS, Director, Head of Structured Products Origination (1997-2001).
Christopher Yeagley (29)	Vice President	Since September 2004	IQ Investment Advisors, LLC, Vice President; MLPFS, Vice President, Global Private Client Fund Origination since 2003; MLPFS, Vice President, Equity and Alternative-Linked Origination (2001-2003); MLPFS, Assistant Vice President, Structured Product Sales (1999-2001) and MLPFS, Analyst, U.S. Private Client Advisory Division (1997-1999).
Donald C. Burke (43)	Vice President, Secretary and Treasurer	Since September 2004 (Secretary since December 2004)	IQ Investment Advisors, LLC, Treasurer; MLIM, First Vice President, since 2001; MLIM & FAM, Director, since 2000; MLIM & FAM, Vice President (1999-2000); MLIM and FAM, Vice President (1990-1997).
Jeffrey Hiller (53)	Chief Compliance Officer	Since September 2004	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer MLIM (Americas) (2004); Global Director of Compliance At Morgan Stanley Investment Management (2002-2004); Managing Director and Global Director of Compliance at Citigroup Asset Management (2000-2002); Chief Compliance Officer at Soros Fund Management (2000); Chief Compliance Officer at Prudential Financial (1995 to 2000); Senior Counsel in the Securities and Exchange Commission Division of Enforcement in Washington, DC (1990 to 1995).

(1)	The address of each executive officer is 4 World Financial Center, 5th Floor, New York, NY 10080.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 1, 2004 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Andrew J. Donohue*	None	None

Non-Interested Directors:
Alan Batkin	None	None
Paul Glasserman	None	None
William Rainer	None	None

*	Mr. Donohue’s term of office will commence on January 1, 2005.

As of the date of this Prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this Prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

Name	Aggregate compensation from the Fund(1)	Pension or retirement benefits accrued as part of Fund expenses(2)	Total compensation from the Fund and fund complex paid to each non-interested Director
Alan Batkin	$14,583	None	$52,083
Paul Glasserman	$12,708	None	$47,917
William Rainer	$12,708	None	$47,917

(1)	The Fund is newly formed, and the amounts listed are estimated for a pro-rated fiscal year ending September 30, 2005.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a newly formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has approximately $128 million worth of assets under management and a limited operating history. However, affiliates of the Adviser, including MLIM, as of June 30, 2004, had a total of approximately $488 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation. The Adviser is newly-formed and has a limited operating history. The Board also noted that the Adviser pays a portion of its Management Fee to its affiliates, including MLPFS, in connection with administrative and other services necessary for the operation of the Fund.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 0.82% of an aggregate of the Fund’s average daily net assets plus borrowings for leverage and other investment purposes (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Management Fee is calculated without regard to the proceeds from the Additional Transactions or the value of the Other Stocks owned by the Fund.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

In connection with the Board of Directors’ consideration of the Management Agreement, the Board considered the services to be rendered by the Adviser and Subadviser, respectively. The Board compared the Fund’s fee rate for advisory and administrative services and projected expense ratios for the first year of operations to funds believed to be an appropriate peer group and reviewed information derived from a number of sources and covering a range of issues. The Board also considered the compensation to be paid to the Adviser and the services to be provided to the Fund under the Management Agreement. The Board considered the personnel who will provide these services, which includes a team of individuals collectively having several years of experience in developing derivative backed quantitative or index based debt instruments for retail investors with strategies similar to those that the Adviser provides to the funds it manages. The Board was also of the view that the information presented showed this team to have significant expertise and understanding of quantitative investment strategies and trading experience in listed and over-the-counter derivative products. The Board also considered the extensive administrative, oversight and compliance infrastructure currently in place for the Adviser and its affiliates. In addition to the investment advisory services to be provided to the Fund, the Adviser and its affiliates will provide administrative and other services, including assistance in meeting legal and regulatory requirements and certain other services necessary for the operation of the Fund. The Fund’s Board of Directors also considered potential benefits to the Adviser from acting as investment adviser to the Fund.

In reviewing the Management Agreement, the Board of Directors focused on the innovative nature of the investment product and the creativity of the Adviser in developing the Fund’s investment program. The Board of Directors noted that in connection with the Fund’s strategies, the Adviser has designed the structure of the Fund and proposed the Subadviser to implement the strategies. The Board discussed the experience, resources and strengths of the Adviser and its affiliates in managing investment companies.

The Board of Directors also considered the entrepreneurial risk undertaken by the Adviser in creating the Fund. The Board reviewed and considered the anticipated costs to the Adviser and its affiliates in managing the Fund and its anticipated profitability, taking into account the Adviser’s financial obligations to the Subadviser with respect to the Fund.

In connection with its consideration of the Management Agreement, the Board of Directors also reviewed the administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund’s day to day operations and its oversight of Fund accounting. The Board of Directors noted that the Adviser and its affiliates provide compliance and administrative services to numerous other funds advised by the Adviser’s affiliates, as well as to a number of third party fund groups. The Board also noted the supervisory activities of the Adviser in connection with monitoring compliance by the Subadviser with the Fund’s investment policies and restrictions. The Board also noted that the Adviser pays a portion of its Management Fee to its affiliates including MLPFS, in connection with administrative and other services necessary for the operation of the Fund.

In reviewing the Management Agreement, the Board of Directors placed significant emphasis on the Fund’s fee rate for advisory and administrative services as compared to those of other closed-end nonleveraged core funds, growth funds and value funds. The category and composition of the comparative peer group of funds was determined by Lipper Inc., an independent third party service provider. In particular, the Board noted that the Fund had a contractual advisory fee rate below the median in the peer group at the estimated asset level, and noted that the Fund is expected to have a relatively low expense ratio at the projected asset level.

The Board of Directors also considered whether the Fund would be able to participate in any economies of scale that the Adviser may experience in the event that the Fund attracts a large amount of assets. The Directors noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and the requirement that they review the investment advisory fee at least annually after the initial two-year term of the Management Agreement. Based on the information reviewed and its discussions, the Board of Directors, including all of the Directors who are not interested persons of the Fund, concluded that the advisory fee rate was reasonable in relation to the services to be provided to the Fund. The Board also reviewed materials supplied by counsel that were prepared for use by the Board of Directors in fulfilling its duties under the 1940 Act.

Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including all of the non-interested Directors, concluded that the Management Fee rate was reasonable in relation to the services to be rendered and approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Institutional Advisory Corp. (the “Subadviser,” and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had $107 billion of assets under management as of September 30, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries. The Subadviser’s principal business office is located at 333 West Wacker Drive, Chicago, IL 60606.

To improve operational efficiencies, Nuveen Investments, Inc. is preparing to merge the Subadviser into another of Nuveen Investments, Inc.’s management subsidiaries, Nuveen Asset Management Inc. Nuveen Investments, Inc. expects the transaction to be completed by the end of 2004. As a result of the merger, Nuveen Asset Management Inc. will become the successor subadviser to the Fund. Nuveen Asset Management Inc., a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The merger will not result in any changes to the Fund’s portfolio management personnel or activities and will not reduce the quality of the services provided to the Fund by the Subadviser.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.35% of an aggregate of the Fund’s average daily net assets plus borrowings for leverage and other investment purposes. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The subadvisory fee is calculated without regard to the proceeds from the Additional Transactions or the value of the Other Stocks held by the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

In connection with the Board of Directors’ consideration of the Subadvisory Agreement, the Board considered the services to be rendered by both the Adviser and the Subadviser. The Board compared the Fund’s fee rate for subadvisory services and projected expense ratios for the first year of operations to funds believed to be an appropriate peer group and reviewed information derived from a number of sources and covering a range of issues. The Board also considered the compensation to be paid to the Subadviser and the services to be provided to the Fund under the Subadvisory Agreement. In addition, the Board considered potential benefits to the Subadviser from acting as an adviser to the Fund.

In reviewing the Subadvisory Agreement, the Board of Directors focused on the experience of Nuveen in managing registered investment companies with investment strategies similar to the Fund’s investment program. The Board considered the reputation and investment experience of the Subadviser and its investment professionals, taking into account the Subadviser’s historical position as a leading sponsor of Unit Investment Trusts (“UITs”), including UITs involving similar management techniques as those to be employed by the Fund. The Board discussed the experience, resources and strengths of the Subadviser in managing or sponsoring investment companies, noting that the Subadviser currently manages or sponsors 17 closed-end exchange-traded funds and 6 open-end mutual funds. The Board of Directors also considered the Subadviser’s compliance history and compliance procedures. The Board discussed the due diligence performed by officers of the Adviser regarding the Subadviser, including the Subadviser’s completion of a detailed questionnaire, submission to on-sight inspections by the officers of the Adviser and review of the Subadviser’s compliance procedures by such officers. Based on these discussions and the materials presented, the Board was of the view that the Subadviser had a commitment to maintaining a culture of compliance.

The Board of Directors also reviewed and considered the anticipated costs to the Subadviser in managing the Fund and its anticipated profitability. The Board of Directors placed significant emphasis on the Fund’s fee rate for subadvisory services as compared to those of other closed-end nonleveraged core funds, growth funds and value funds, as provided by Lipper Inc. In particular, the Board noted that the Fund had an overall contractual advisory fee rate below the median in the peer group at the estimated asset level, and noted that the Fund is expected to have a relatively low expense ratio at the projected asset level.

The Board of Directors also considered whether the Fund would be able to participate in any economies of scale that the Subadviser may experience in the event that the Fund attracts a large amount of assets. The Directors noted the uncertainty of the estimated asset levels and discussed the renewal requirements for investment advisory agreements and the requirement that they review the subadvisory fee at least annually after the initial two-year term of the Subadvisory Agreement. The Board also reviewed materials supplied by counsel that were prepared for use by the Board of Directors in fulfilling its duties under the 1940 Act.

Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including all of the non-interested Directors, concluded that the subadvisory fee rate was reasonable in relation to the services to be rendered and approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Subadviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Fund’s proxy voting policies and procedures, which are set out in Appendix B to this Prospectus. Beginning August 31, 2005, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period is available without charge, upon request, by calling 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax matters is based on the advice of Shearman & Sterling LLP, counsel to the Fund.

This section describes certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning or disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all or substantially all of its income at least annually, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. Furthermore, the ability to deduct losses may be subject to other limitations. See “Automatic Dividend Reinvestment Plan” on page 34 of this Prospectus.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate, but, as further discussed below under “Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends,” under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions designated by and received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions, as described below.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the stockholder’s basis in the shares and thus will generally not be taxable to the stockholder. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash. If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to limitations under the Code.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. There is a risk that stockholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends.    Under the Tax Act, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

The Fund cannot predict what percentage of its gain or loss will constitute net long-term capital gain or loss. It is expected that any gain arising from the Fund’s sale or other disposition of any of the Stocks generally will be treated as long-term capital gain or loss if the Fund has held such Stock for more than one year. In addition, it is expected that any gain or loss arising from the settlement of the prepaid forward contracts entered into by the Fund, and from the sale or other disposition of any of the Other Stocks, will be treated as short-term capital gain or loss.

For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. In general, for the Fund to receive qualified dividend income, the Fund must hold stock paying an otherwise qualified dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations. Dividends received by the Fund with respect to the Stocks will constitute qualified dividend income provided the holding period requirements set forth above are met. Dividends, if any, received by the Fund with respect to the Other Stocks will not constitute qualified dividend income because, under special rules, the Fund will not satisfy the holding period requirements regardless of the period of its actual ownership of such stocks.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

DISTRIBUTIONS

The Fund intends to distribute any net investment income earned by the Fund on a quarterly basis. In addition, the Fund will distribute its realized capital gains, if any, at least annually. This dividend policy may be modified by the Board of Directors from time to time. See “U.S. Federal Income Tax Considerations — Distributions” on page 32 and “Automatic Dividend Reinvestment Plan” on page 34 of this Prospectus.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains dividends (collectively referred to as “dividends” for purposes of this section). See “Distributions” on page 33 of this Prospectus. Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly income dividends and annual capital gains dividends, if any. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See the “U.S. Federal Income Tax Considerations” section on page 31 of this Prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, MLPFS, the Subadviser and their respective affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, MLPFS and their affiliates have established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or its stockholders.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11 (a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund employs a buy and hold strategy for the Stocks over the course of each year, and will hold the Other Stocks for at least the one-year term of the relevant forward contracts. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this Prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	5,000,000
Nuveen Investments, LLC	502,500
Advest, Inc.	125,000
Ferris, Baker Watts, Incorporated	125,000
KeyBanc Capital Markets, a division of McDonald Investments Inc.	150,000
Legg Mason Wood Walker, Incorporated	150,000
RBC Capital Markets Corporation	150,000
Stifel, Nicolaus & Company, Incorporated	150,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	45,000
Robert W. Baird & Co. Incorporated	45,000
William Blair & Company, L.L.C.	45,000
Crowell, Weedon & Co.	45,000
Chatsworth Securities LLC	45,000
D.A. Davidson & Co.	45,000
Doft & Co., Inc.	45,000
Dominick & Dominick LLC	45,000
Harris Nesbitt Corp.	45,000
J.J.B. Hilliard, W.L. Lyons, Inc.	45,000
Needham & Company, Inc.	45,000
Oppenheimer & Co. Inc.	45,000
Ryan Beck & Co., Inc.	45,000
SunTrust Capital Markets, Inc.	45,000
TD Waterhouse Investor Services, Inc.	45,000
Wedbush Morgan Securities Inc.	45,000
Brean Murray & Co., Inc.	22,500
City Securities Corporation	22,500
First Southwest Company	22,500
Hoefer & Arnett Incorporated	22,500
Howe Barnes Investments, Inc.	22,500
Johnston, Lemon & Co. Incorporated	22,500
LaSalle St. Securities, LLC	22,500
McGinn, Smith & Co., Inc.	22,500
NatCity Investments, Inc.	22,500
National Securities Corporation	22,500
Northeast Securities, Inc.	22,500
David A. Noyes & Company	22,500
Peacock, Hislop, Staley & Given, Inc.	22,500
Sanders Morris Harris Inc.	22,500
Southwest Securities, Inc.	22,500
Sterling Financial Investment Group, Inc.	22,500
Torrey Pines Securities, Inc.	22,500
J.P. Turner & Company, L.L.C.	22,500
Wunderlich Securities, Inc.	22,500

Total	7,500,000

The underwriters are obligated to purchase all of the shares sold under to the purchase agreement if any of these shares are purchased. The purchase agreement provides that the obligation of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.

In the purchase agreement, the Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933 or, to contribute to payments the underwriters may be required to make in respect of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $.60 per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. There is a sales charge or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before December 28, 2004.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$150,000,000	$172,500,000
Sales load	$.90	$6,750,000	$7,762,500
Proceeds, before expenses, to the Fund	$19.10	$143,250,000	$164,737,500

The expenses of the offering, excluding underwriting discount, are estimated at $300,000 and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (0.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to 1,125,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund intends to apply for listing on the NYSE or another national securities exchange under the symbol “DSF,” subject to official notice of issuance. In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that MLPFS and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than MLPFS may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions” on page 38 of this Prospectus. MLPFS is an affiliate of the Adviser.

The shares will be sold to ensure that the NYSE distribution standards (round lots, public shares and aggregate market value) will be met.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). Upon completion of this offering, 7,500,000 shares of Common Stock will be issued and outstanding. The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Limited Existence of the Fund.    The charter of the Fund provides that the Fund will terminate on the later of February 15, 2010 or such other date on which the conditions set forth with respect to cessation of existence of a Maryland corporation under the Maryland General Corporation Law are satisfied. Generally, under the Maryland General Corporation Law, a corporation with a limited existence may not terminate until various state and local taxes, if any, are paid. The charter further provides that at such time as may be determined by the Board of Directors in its sole discretion, to facilitate the orderly liquidation of the Fund, the Board of Directors will cause the Fund to liquidate and sell its assets and to take all actions necessary or desirable to wind up its affairs. After payment, satisfaction and discharge of Fund’s existing debts and obligations, including the establishment of any necessary or desirable reserves for expenses of liquidation and contingent liabilities as determined by, or pursuant to the direction of, the Board of Directors, the Board of Directors will cause the Fund to distribute the remaining assets of the Fund to the stockholders in complete liquidation of their interests in the Fund.

In order to extend the existence of the Fund, the Board of Directors must determine that a charter amendment repealing the termination provisions is advisable and the stockholders must approve the proposed charter amendment by the affirmative vote of the holders of a least a majority of all the votes entitled to be cast on the matter. At this time, the Board of Directors has no intention to extend the life of the Fund.

Common Stock.    All shares of Common Stock offered by this Prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. While the Fund intends to conduct repurchase offers for its Common Stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, each director will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on September 30. For tax purposes, the Fund has adopted the 12-month period ending September 30 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 750 College Rd. East, Princeton, New Jersey 08540.

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, New York, counsel to the Fund, and for the underwriters by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your Financial Adviser.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of

Defined Strategy Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Defined Strategy Fund Inc. as of December 9, 2004. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Defined Strategy Fund Inc. as of December 9, 2004, in conformity with U.S. generally accepted accounting principles.

/S/    DELOITTE & TOUCHE LLP

Princeton, New Jersey

December 17, 2004

Defined Strategy Fund Inc.

Statement of Assets and Liabilities

December 9, 2004

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	385,743

Total assets	485,751

LIABILITIES:
Liabilities and accrued expenses	385,743

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.001 per share; 100,000,000 shares authorized; 5,236 shares issued and outstanding (Note 1)	$5
Paid-in Capital in excess of par	100,003

Net Assets-Equivalent to $19.10 net asset value per share based on 5,236 shares of capital stock outstanding (Note 1)	$100,008

Notes to Statement of Assets and Liabilities.

Note 1.  Organization

Defined Strategy Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on August 19, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has not had any transactions other than those relating to organizational matters and the sale to Merrill Lynch Investment Managers, L.P. (“MLIM”) of an aggregate of 5,236 shares for $100,008 on December 9, 2004. MLIM is an affiliate of IQ Investment Advisors LLC (the “Adviser”). The General Partner of MLIM and the Adviser are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.

The Adviser, on behalf of the Fund, will incur all organizational costs estimated at $23,656. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceeds $.04 per share of common stock. As of December 9, 2004, based on an estimated asset size of 5,015,000 shares for $100,300,000, the Adviser will pay estimated offering costs of approximately $185,100 and the Fund will pay estimated offering costs of approximately $200,600. Offering costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2.  Investment Advisory Arrangements

The Fund has entered into a management agreement with the Adviser. The Adviser will receive a monthly fee from the Fund for investment advisory, management and administrative services to the Fund at an annual rate of 0.82% of the Fund’s average daily net assets plus borrowings for leverage and other investment purposes (the “Management Fee”). The Adviser has also entered into a subadvisory agreement with Nuveen Institutional Advisory Corp. (the “Subadviser”). The Adviser compensates the Subadviser from the Management Fee for certain investment advisory responsibilities at an annual rate of 0.35% of the Fund’s average daily net assets. In addition, the employees and personnel of the Adviser are simultaneously employed by certain affiliates, including Merrill Lynch Pierce Fenner & Smith (“MLPFS”) and MLIM. The Adviser intends to pay a portion of the Management Fee it receives from the Fund to MLPFS and MLIM. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser.

Note 3.  Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4.  Accounting Principles

The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from this statement.

APPENDIX A: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s Corporation, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with the Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Through and including January 16, 2005 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

7,500,000 Shares

Defined Strategy Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

Nuveen Investments, LLC

Advest, Inc.

Ferris, Baker Watts

Incorporated

KeyBanc Capital Markets

Legg Mason Wood Walker

Incorporated

RBC Capital Markets

Stifel, Nicolaus & Company

Incorporated

December 22, 2004 19161-1204